                                    CONSENT
                                    -------

     This Consent (this "Consent") is made as of November 24, 1999, by and among PNC Bank, National Association ("PNC"), The Chase Manhattan Bank ("Chase"), National City Bank of Pennsylvania ("National City"), Fleet Bank, N.A. ("Fleet") and LaSalle Bank ("LaSalle"; and collectively with PNC, Chase, National City and Fleet, the "Banks"), PNC Bank, National Association, in its capacity as agent for the Banks under the Intercreditor Agreement (as defined below) (the "Bank Agent"), the Seasonal Trade Creditors (as defined below), Zahn Associates, Inc., in its capacity as agent for the Seasonal Trade Creditors under the Intercreditor Agreement (the "Vendor Agent"), Special Value Bond Fund, LLC ("SVBF"), TCO/Party City, LLC ("TCO/PC"), Enhanced Retail Funding, LLC ("ERF"), Goldman, Sachs & Co. ("Goldman"), Goldman Sachs Credit Partners, L.P. ("Partners"), and Richmond Associates, L.P. ("Richmond"; and collectively with SVBF, TCO/PC, ERF, Goldman and Partners, the "Investors") and Enhanced Retail Funding, LLC, in its capacity as agent for the Investors under the Intercreditor Agreement (the "Investor Agent").

                                   WITNESSETH:

     WHEREAS, the Banks, the Bank Agent, those certain vendors that executed signature pages thereto (the "Seasonal Vendors"), the Vendor Agent, the Investors and the Investor Agent are parties to that certain Intercreditor Agreement, dated July 1, 1999 (the "Intercreditor Agreement") (undefined capitalized terms used herein shall have the definitions given to them in the Intercreditor Agreement); and

     WHEREAS, the Company has defaulted under the Trade Agreement by failing to pay certain amounts due and owing thereunder as of November 15, 1999 (the "Defaults"); and

     WHEREAS, the Defaults are also events of default under the Seasonal Vendor Security Agreement; and

     WHEREAS, the Company and certain of its vendors, including the Seasonal Vendors, are prepared to enter into that certain First Amendment to Vendor Forbearance and Standstill Agreement (the "First Amendment") pursuant to which such vendors will agree to waive the Defaults on the terms and conditions set forth therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the First Amendment that the parties hereto enter into this Consent; and

     WHEREAS, in addition to the foregoing, the Company has requested that certain of the Seasonal Trade Creditors (the "Deferring Seasonal Trade Creditors") permit the Company to defer certain payments owed to the Deferring Seasonal Trade Creditors pursuant to the Seasonal Vendor Security Agreement and the Trade Agreement on account of New Trade Credit (the "Deferral
Arrangements"); and

     WHEREAS, the Deferring Seasonal Trade Creditors are willing to enter into the Deferral Arrangements provided that the parties hereto enter into this Consent; and

     WHEREAS, on or about November 18, 1999, the Vendor Agent, on behalf of the Seasonal Vendors, gave notice (the "Default Notice") to the Company, the Bank Agent, the Investor Agent and their respective counsel that the Defaults had occurred under the Trade Agreement and the Seasonal Vendor Security Agreement; and

     WHEREAS, the Vendor Agent and the Seasonal Vendors are prepared to withdraw the Default Notice provided that (i) the parties hereto enter into this Consent,
(ii) the First Amendment is executed and delivered by each of the parties thereto, and (iii) all conditions precedent to the Amendment Effective Date (as defined in the First Amendment) has occurred,

                                    AGREEMENT

     NOW THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

     1. The parties hereto consent to the First Amendment and acknowledge the terms thereof. The parties hereto agree that, notwithstanding anything in the Intercreditor Agreement to the contrary, upon the effectiveness of the First Amendment, the Defaults shall not trigger a Termination Event and the rights of the Seasonal Trade Creditors under the Intercreditor Agreement (including, without limitation, their rights under the Shared Liens as they existed prior to November 15, 1999) shall not be terminated, modified, abridged, limited or otherwise altered on account of the Defaults or the execution of the First Amendment (except as set forth in the First Amendment).

     2. The parties hereto further consent to the Deferral Arrangements. The parties hereto further agree that, notwithstanding anything in the Intercreditor Agreement to the contrary, the rights of the Deferring Seasonal Trade Creditors under the Intercreditor Agreement (including, without limitation, their rights under the Shared Liens as they existed prior to November 15, 1999) shall not be terminated, modified, abridged, limited or otherwise altered on account of the Deferral Arrangements. The Deferral Arrangements shall not terminate, modify abridge, limit or otherwise alter the rights under the Intercreditor Agreement of any Seasonal Trade Creditors which are not Deferring Seasonal Trade Creditors.

     3. Upon execution of this Agreement by all or the parties hereto and the Amendment Effective Date (as defined in the Amendment), the Vendor Agent and the Vendors shall be deemed to have withdrawn the Default Notice.

     4. The parties hereto waive any rights they had, have, or may have had, to further notice of the Defaults or the entry into the First Amendment or the Deferral Arrangements under the Intercreditor Agreement.

     5. Except as expressly set forth herein, this Consent shall not be deemed a waiver under the Intercreditor Agreement or any other agreement of any rights or remedies of any of the parties thereto arising from, or on account of, any defaults, including future defaults, under the Trade Agreement (as amended by the First Amendment), the Seasonal Vendor Security Agreement, the Standstill and Forbearance Agreement with the Banks, dated as of July 1, 1999, the Securities Purchase Agreement, dated as of August 16, 1999, or any other document or agreement.

     6. The Intercreditor Agreement, as modified and amended herein, is hereby ratified and reaffirmed.

     7. This Consent shall be deemed to be effective as of November 24, 1999.

     8. This Consent may be executed in any number of counterparts each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. This Consent may be executed and transmitted by facsimile signature and shall be effective and binding upon execution and transmission of same.

                           [Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement on the date first indicated above.

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        for itself and as Bank Agent

                                        By: /s/ Donald Irwin
                                            ------------------------------
                                        Name:  Donald Irwin
                                        Title: Vice President


                                        THE CHASE MANHATTAN BANK

                                        By: /s/ Eileen F. Higgins
                                            ------------------------------
                                        Name:  Eileen F. Higgins
                                        Title: Vice President


                                        NATIONAL CITY BANK OF PENNSYLVANIA

                                        By: /s/ William F. Nicholson
                                            ------------------------------
                                        Name:  William F. Nicholson
                                        Title: Vice President


                                        FLEET BANK, N.A.

                                        By: /s/ Stephen M. Spencer
                                            ------------------------------
                                        Name:  Stephen M. Spencer
                                        Title: Banking Officer


                                        LASALLE BANK

                                        By: /s/ James Thompson
                                            ------------------------------
                                        Name:  James Thompson
                                        Title: Group Senior Vice President

                                        ENHANCED RETAIL FUNDING, LLC,
                                        for itself and as Investor Agent

                                        By: /s/ Alan R. Goldstein
                                            ------------------------------
                                        Name:  Alan R. Goldstein
                                        Title: CFO & VP


                                        SPECIAL VALUE BOND FUND, LLC
                                          By: SVIM/MSM, LLC, as Manager
                                            By: Tennenbaum & Co., LLC, as
                                            Managing Member

                                        By: /s/ Michael E. Tennenbaum
                                            ------------------------------
                                        Name:  Michael E. Tennenbaum
                                        Title: Managing Member


                                        TCO/PARTY CITY, LLC

                                        By: /s/ Michael E. Tennenbaum
                                            ------------------------------
                                        Name:  Michael E. Tennenbaum
                                        Title: Managing Member


                                        GOLDMAN SACHS & CO.

                                        By: /s/ John Urban
                                            ------------------------------
                                        Name:  John Urban
                                        Title: Authorized Signer


                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                        By: /s/ John Urban
                                            ------------------------------
                                        Name:  John Urban
                                        Title: Authorized Signer


                                        RICHMOND & ASSOCIATES, L.P.
                                          By: MHM Management, Inc.

                                        By: /s/ MHM Management, Inc.
                                            ------------------------------
                                        Name: Richard J. Roche for Marc Beige
                                        Title:

                                        CLYDE STREET INVESTMENTS, LLC

                                        By: /s/ Ralph Dillon
                                            ------------------------------
                                        Name:  Ralph Dillon
                                        Title: Manager


                                        ZAHN ASSOCIATES, INC., in its capacity
                                        as Vendor Agent

                                        By: /s/ Arnold Zahn
                                            ------------------------------
                                        Name:  Arnold Zahn, its President
                                        Title: President


                                        AMSCAN HOLDINGS, INC.

                                        By: /s/ James M. Harrison
                                            ------------------------------
                                        Name:  James M. Harrison
                                        Title: President


                                        CREATIVE EXPRESSIONS

                                        By: /s/ Jon M. McLain
                                            ------------------------------
                                        Name:  Jon M. McLain
                                        Title: VP & GM

                                        DISGUISE INC.

                                        By: /s/ Benoit Pousset
                                            ------------------------------
                                        Name:  Benoit Pousset
                                        Title: President


                                        EASTER UNLIMITED, INC. AND FUND
                                        WORLD DIVISION OF EASTER
                                        UNLIMITED, INC.

                                        By: /s/ Stanley Geller
                                            ------------------------------
                                        Name:  Stanley Geller
                                        Title: President


                                        MARYLAND PLASTICS INC.

                                        By: /s/ Jon A. Sofer, Jr.
                                            ------------------------------
                                        Name:  Jon A. Sofer, Jr.
                                        Title: Controller


                                        PLASTICS, INC.

                                        By: /s/ Frank J. Biller
                                            ------------------------------
                                        Name:  Frank J. Biller
                                        Title: President & General Manager

                                        RUBIE'S COSTUME CO. INC.

                                        By: /s/ Marc P. Beige
                                            ------------------------------
                                        Name:  Marc P. Beige
                                        Title: President


                                        THE BEISTLE COMPANY

                                        By: /s/ Patricia D. Lacy
                                            ------------------------------
                                        Name:  Patricia D. Lacy
                                        Title: Vice President


                                        TURN UP THE MUSIC, INC.

                                        By: /s/ Sheldon J. Isaacs
                                            ------------------------------
                                        Name:  Sheldon J. Isaacs
                                        Title: Exec. VP--COO


                                        U.S. BALLOON MFG. CO.,  INC.

                                        By: /s/ Michael Isaacs
                                            ------------------------------
                                        Name:  Michael Isaacs
                                        Title: Pres.


                                        UNIQUE INDUSTRIES, INC.

                                        By: /s/ Everett Novak
                                            ------------------------------
                                        Name:  E. Novak
                                        Title: Chief Executive Officer

The undersigned hereby acknowledges
and consents to the foregoing Consent
as of the date first indicated above.

PARTY CITY CORPORATION


By: /s/ Thomas E. Larson
    ------------------------------
Name:  Thomas E. Larson
Title: CFO